SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

July 3, 2002

Commission	Registrant; State of Incorporation	IRS Employer
File Number	Address; and Telephone Number	Identification No.

001-09057	WISCONSIN ENERGY CORPORATION	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2949
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-07530	WISCONSIN GAS COMPANY	39-0476515
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

WISCONSIN ENERGY CORPORATION

WISCONSIN ELECTRIC POWER COMPANY

WISCONSIN GAS COMPANY

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 3, 2002, the Board of Directors of Wisconsin Energy Corporation, upon recommendation of its Audit and Oversight Committee, dismissed Arthur Andersen LLP as its independent accountants and engaged the firm of Deloitte & Touche LLP to audit the books and records of Wisconsin Energy and its subsidiaries, including Wisconsin Electric Power Company and Wisconsin Gas Company, for 2002. Deloitte & Touche LLP will also audit the financial statements of the Wisconsin Energy 401(k) Savings Plans for the year ending December 31, 2002. The members of the Board of Directors of Wisconsin Energy are also the members of the Board of Directors of Wisconsin Electric and Wisconsin Gas and, as such, approved the change with respect to Wisconsin Electric and Wisconsin Gas. Arthur Andersen LLP was notified of this change and Deloitte &Touche LLP of its engagement on July 3, 2002.

Wisconsin Energy, Wisconsin Electric and Wisconsin Gas (the "Companies") engaged Arthur Andersen LLP as their independent accountants on March 8, 2001. From March 8, 2001 through December 31, 2001 and from January 1, 2002 through July 2, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its reports, and there were no "reportable events" (as defined in SEC Regulation S-K Item 304(a)(1)(v)). Arthur Andersen LLP's reports on the Companies' respective financial statements for 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Companies have provided Arthur Andersen LLP with a copy of the disclosures contained herein and then requested that Arthur Andersen LLP furnish them with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Companies herein and, if not, stating the respects in which it does not agree. A copy of Arthur Andersen LLP's letter is filed as Exhibit 16.1 to this Form 8-K.

During the Companies' two most recent fiscal years and during 2002 prior to the Companies' engagement of Deloitte & Touche LLP, neither the Company nor anyone acting on behalf of any of the Companies consulted with Deloitte & Touche LLP regarding either (1) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on any of the Companies' financial statements or (2) any matter that was either the subject of a disagreement with Arthur Andersen LLP or a "reportable event" (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  Exhibits:

See Exhibit Index following the signature page of this report, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISCONSIN ENERGY CORPORATION
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 8, 2002	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 8, 2002	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN GAS COMPANY
(Registrant)

/s/ STEPHEN P. DICKSON
Date: July 8, 2002	Stephen P. Dickson -- Controller and
Principal Accounting Officer

WISCONSIN ENERGY CORPORATION

(Commission File No. 001-09057)

WISCONSIN ELECTRIC POWER COMPANY

(Commission File No. 001-01245)

WISCONSIN GAS COMPANY

(Commission File No. 001-07530)

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EXHIBIT INDEX

to

CURRENT REPORT ON FORM 8-K

Date of Report: JULY 3, 2002

The following Exhibit is filed with this Current Report on Form 8-K:

Exhibit No.
    Letter of Arthur Andersen LLP to the Securities and Exchange Commission.